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                          SECURITIES EXCHANGE AND COMMISSION

                               Washington, D. C.  20549



                                       FORM 8-K

                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


                                    APRIL 29, 1997
                   Date of Report (DATE OF EARLIEST EVENT REPORTED)




                                    COCENSYS, INC.
                (Exact name of registrant as specified in its charter)


                                       DELAWARE
                    (State or other jurisdiction of incorporation)


              0-20954                                    33-0538836
      (Commission File Number)                (IRS Employer Identification No.)



                                 213 TECHNOLOGY DRIVE
                               IRVINE, CALIFORNIA 92718
                (Address of principal executive offices and zip code)


                                    (714) 753-6100
                 (Registrant's telephone number, including area code)


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Item 5.  OTHER EVENTS.

    On April 29, 1997, CoCensys, Inc. (the "Company") announced that Novartis Pharma A.G. decided not to participate further in the development of ACEA 1021, CoCensys' compound for the treatment of stroke and traumatic brain injury. The decision was influenced by preliminary results from a recently completed Phase I safety trial. The research and development agreement between the Company and Novartis will conclude in October 1997. A copy of the press release, dated April 29, 1997, is attached as an exhibit hereto.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) EXHIBITS.


Exhibit
Number        Description
-------       -----------
99.1          Press Release, titled "CoCensys and Novartis End Collaboration on Development of Stroke Compound," dated April 29, 1997.



                                     2.


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                                      SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  COCENSYS, INC.


Dated:  May 2, 1997               By:  /s/ Peter E. Jansen
                                     -----------------------------------------
                                     Peter E. Jansen
                                     Vice President and Chief Financial Officer



                                    3.

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                                    EXHIBIT INDEX


Exhibit                                                       Sequentially
Number        Description                                     Numbered Page
-------       -----------                                     -------------
99.1          Press Release, titled "CoCensys and                   5
              Novartis End Collaboration on Development of Stroke Compound," dated April 29, 1997